UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 8 February 2008

HYBRED INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0000823544
State of Incorporation	CIK №.

370 W. Pleasantview Ave. Suite 163, Hackensack, NJ 07601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Phone: (201) 788-3785

Temporary Time Capital Corp., Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Copies of communications to:

MARSHAL SHICHTMAN & ASSOCIATES, P.C.

1 Old Country Road, Suite 498

Carle Place, New York 11514

Tel (516) 741-5222

Fax (516) 741-5212

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Temporary Time Capital Corp., Inc., a corporation organized under the laws of the State of Colorado, which was a shell company with no or nominal business operations, entered into a merger agreement with Hybred International, Inc., a corporation organized under the laws of the State of New Jersey. No prior relationship between the companies, or any natural person, is known to have existed.

The merger agreement was signed on 31 January 2008 and was filed and effective with the States of Colorado on 7 February 2008 and effective within the State of New Jersey New Jersey on 27 February 2008.

The merger agreement (the “Agreement”) stipulated that the companies would merger and the surviving entity would be Temporary Time Capital Corp., Inc. and Hybred International would then dissolve into Temporary Time Capital Corp., Inc. However, Temporary Time Capital Corp., Inc. would then change its name to Hybred International, Inc. (the name of the New Jersey entity that merged into the Colorado entity, so that the result is one entity with the name of Hybred International, Inc. with the business operations of the original New Jersey entity that is registered to do business in the States of New Jersey and Colorado).

The shareholders of the former Hybred Internatiional, Inc. will have their shares exchanged 1:1 into the new entity; the shareholders of the former Temporary Time Capital Corp., Inc. will retain their holdings 1:1 and the authorized number of shares in the new Hybred International, Inc. was increased to 120,000,000 (from 50,000,000) to allow for the distribution to the holders of the former Hybred International, Inc.

As part of the Agreement, the Directors and officers of Temporary Time Capital Corp., Inc. have resigned and the officers and Directors of the former Hybred International, Inc. are now the officers and Directors of the new Hybred International, Inc.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The former (prior to merger) Hybred International, Inc. has developed and intends to produce and market a revolutionary therapeutic horseshoe, which contains an injection molded urethane composition into the shoe designed to reduce the concussive effect of horses’ hooves on surfaces such as concrete, asphalt and rock hard race tracks, thus reducing the chances of a horse developing a hoof injury, which comprise approximately 90% of all equine injuries.

The new (post merger) Hybred International, Inc. has acquired the business operations of the former Hybred International, Inc. which consist mainly in the research and development and resultant intellectual property to manufacture, or caused to be manufactured, the therapeutic horseshoe and industry knowledge associated with the transition of the incoming officers and Directors.

The transaction was wholly effective as of 27 February 2008 and no known relationship between the companies, or any natural person, is known to have existed. The merger was consummated in a 1:1 share exchange and no other consideration is known to have been transacted.

Item 2.02 Results of Operations and Financial Condition.

The Company was founded in 2005, and has devoted most of its efforts in developing and refining the Hybred Horseshoe. In March 2006, the Company filed an application for a patent for the Hybred Horseshoe with the United States Patent and Trademark Office. The Company’s founder and Chairman, Gary Kouletas, who previously served as Director of Research and Development at International Surfacing, Inc., one of the Company’s competitors, experimented with a number of inserts and bonding materials, until he came upon the shock absorbency qualities and longevity of urethane.. The Company’s competition such as International Surfacing have used rubber inserts in its shoes, which do not approach the longevity exhibited by urethane. After much trial and error, Mr. Kouletas finally achieved the right bonding formula which has insured the viability of the Hybred Horseshoe.

The Company has aligned itself with Thoro’bred, Inc. the world’s largest horse shoe manufacturer, who will manufacture the aluminum shoe on behalf of the Company, and assist the company in its marketing efforts by including the Hybred Horseshoe in its marketing brochures and introducing the shoe to its customer base. The urethane will be fitted and inserted into the aluminum shoe through an injection molding process.

The bonding which is essential to the longevity of the Hybred Horseshoe has been developed by Gary Kouletas with the assistance of certain adhesive coating experts. The Company has created and developed the Hybred Horseshoe, an aluminum horseshoe with a bonded urethane composition, designed to reduce the concussive force experienced by horses through the constant pounding over hard surfaces.

The Company is a developmental stage company and to date has not offered its product to the marketplace. The Company intends to introduce the Hybred Horseshoe to the equine community through an intensive marketing program beginning in the spring and summer of 2008, premised upon the availability of adequate financing. To date the Company has delivered samples to various horse trainers at certain New Jersey race tracks and facilities, who have expressed great satisfaction with the product.

The Company has entered into an agreement with Thoro’bred, Inc. of Anaheim, California the world’s largest horseshoe manufacturer, to produce the aluminum shoe. In addition to manufacturing the Hybred Horseshoe, Thoro’bred has agreed in principal to assist the Company in its marketing efforts by including the Hybred Horseshoe in its catalogues and brochures, and will grant the Company the right to contact its customers directly. In addition to its U.S. base of customers which includes a majority of all domestic tack shops, farriers and supply stores, Thoro’bred enjoys an enormous presence abroad as well.

The Company has been working with various suppliers of custom molded rubber products, who will bond the urethane to the aluminum shoe.

The audited financials are contained herein in section “F”.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The former Hybred International, Inc. originally had authorized a class of securities as warrants that was authorized but never issued. During the merger, the surviving entity did and does not have any class of registered warrants. However, certain negotiations from the Company involved the issuance of warrants for consideration furnished the Company. Although these negotiations have not resulted in any signed or binding agreement, the Company intends to honor these agreements should the negotiations come to fruition, which would involve the registration and issuance of a class of warrants.

The consideration for the contemplated issuance of the contemplated warrants, is certain yet to be agreed to help, aid, and/or assist in cross marketing agreements for exposure, placement, and distribution of the product.

The amount of the contemplated issuance is dependant upon the magnitude of the exposure, placement, and/or distribution and any speculation as to specific amount would be purely conjecture t this time.

Item 2.06 Material Impairments.

No material impairments are known. However, the Company’s main asset is the intellectual property, filed yet not approved with the USPTO. (United States Patent and Trademark Office)

Intellectual property is subject to differing valuations dependant on market conditions, the research and development that went into making the intellectual property is generally not recognized as an asset valuation under GAAP, and there are substantial differences for accounting for goodwill in between FASB and IASB. (U.S. and abroad)

As such valuations of intellectual property, particularly filed but not effective patents, can vary in material amounts and degrees.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The Company underwent a merger event in which transactions, and as a material inducement to the merger event, the Company issued securities to the incoming company as exchange for the securities currently held by the incoming company (the former Hybred International). The share exchange was 1:1, with 80,000,000 shares being issued to the holders of the former Hybred International on a pro rata basis and the former Temporary Time Capital Corp., now the new Hybred International, increased its authorized shares to 120,000,000 to accommodate the issuance.

Item 3.03 Material Modification to Rights of Security Holders.

The Company issued 80,000,000 shares to the holders of the former Hybred International pro rata as consideration for the intellectual property and key personnel. Originally, Temporary Time Capital Corp. (the entity prior to the merger) had approximately 20,000,000 shares issued and outstanding, and 50,000,000 shares authorized.

Therefore, the issuance of 80,000,000 shares to the holders of the former Hybred International was a material dilution to the original holders of Temporary Time Capital Corp. The rationale for the material dissolution was the incoming assets and personnel to develop the business plan in the place of a shell, which benefited he holders of Temporary Time Capital Corp. because those holders had no asset value in the shell and no foreseeable prospect of business operations.

The Company has insufficient assets, cash, and working capital to contemplate the distribution of any dividends for the foreseeable future.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Company’s accountant is Jerome Rosenberg, CPA, P.C.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

Gary Kouletas is the new CEO of the Company as a result of the plan of merger and the resignation by the former CEO.

The effective dates of the appointment and corresponding acceptance were dated as of the beginning of the plan of merger, 8 February 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Zahir Eljahouari has resigned as sole Executive Officer and sole Director pursuant to the plan of merger initiated 8 February 2008.

Gary Kouletas and Martin Honig are the Directors of the Company pursuant to the plan of merger and appointment as interim Directors subject to a vote of the shareholders at the next annual meeting and the subsequent resignation of the prior Directors.

The effective dates of the appointment and corresponding acceptance were dated as of the beginning of the plan of merger, 8 February 2008.

No known arrangement or understanding between the new directors and any other persons is known to exist.

No compensatory agreement has been entered into at this time between the Company and any Executive Officer or Director because the Company has nominal working capital.

The Company will enter into compensatory agreements with the Executive Officers and Directors when sufficient working capital allows.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The bylaws of former Temporary Time Capital Corp. have been adopted for the new Hybred International.

The Articles of Amendment and bylaws have been amended to reflect the increase of authorize shares from 50,000,000 to 120,000,000, to allow for the issuances contemplated under the plan of merger. The effective date of the modifications was 27 February 2008.

No change in fiscal year has been adopted.

Section 5.06 -Change in Shell Company Status.

FORM 10SB

Item 1 – Description of Business

The Company has undergone a merger event that became effective 27 February 2008. The Company, f.k.a. Temporary Time Capital Corp. which was incorporated in 1987, merged with Hybred International, and subsequently changed its name to Hybred International. The incoming shareholders received a 1:1 share exchange for their shares in the former Hybred International. To effectuate the share exchange, the authorized shares of the Company was increased to 120,000,000.

The Company has created and developed the Hybred Horseshoe, an aluminum horseshoe with a bonded urethane composition, designed to reduce the concussive force experienced by horses through the constant pounding over hard surfaces. The Company is a developmental stage company and to date has not offered its product to the marketplace. The Company intends to introduce the Hybred Horseshoe to the equine community through an intensive marketing program beginning in the summer of 2008. To date the Company has delivered samples to various horse trainers at certain New Jersey race tracks and facilities, who have expressed great satisfaction with the product.

The Company has entered into an agreement in principal with Thoro’bred, Inc. of Anaheim, California the world’s largest horseshoe manufacturer, to produce the aluminum shoe. In addition to manufacturing the Hybred Horseshoe, Thoro’bred has agreed to assist the Company in its marketing efforts by including the Hybred Horseshoe in its catalogues and brochures, and will grant the Company the right to contact its customers directly. In addition to its U.S. base of customers which includes a majority of all domestic tack shops, farriers and supply stores, Thoro’bred enjoys an enormous presence abroad as well.

The Company has been working with various suppliers of custom molded rubber products, who will bond the urethane to the aluminum shoe.

The Company intends to embark on a comprehensive marketing plan that is designed to introduce its Hybred Horseshoe to the horse industry by utilizing Thoro’bred’s customer lists and supplying each customer with an introductory package consisting of a Hybred Horseshoe and promotional materials. In conjunction therewith, Thoro’bred will add the Hybred Horseshoe to its existing catalogue and include it on its web site. The second phase of its marketing plan focuses on the Company’s appearance at the various shows held throughout the country. Finally, the Company will launch its web site, which will feature the virtues of the Hybred Horseshoe, and will be linked to other web sites geared to the equine industry. Once it has achieved a presence in the domestic market, the Company plans to enter the European market. The final market place envisioned by the Company is Asia and Australia. The relationship with Thoro’bred is very important to us and the and deterioration of that relationship would likely have a material adverse impact on the Company.

THE HYBRED HORSESHOE

The Hybred Horseshoe, created and developed by Gary Kouletas, founder, Chairman, and CEO of the Company, is a revolutionary, cutting edge, therapeutic horseshoe that provides a practical, scalable, cost-effective solution to the most over-riding problem in the equestrian market: hoof injuries. Nearly 90% of all equine injuries are hoof related. The primary cause of hoof injuries is occasioned by the concussive force created by the continual pounding of the horses’ hooves on paved or asphalt streets, concrete walkways and rock hard race tracks.

The traditional horseshoe, whether steel or aluminum, does not have any meaningful shock absorbing qualities, and in fact, may tend to increase the concussive forces. Many attempts have been made to develop a horseshoe that would ease the magnitude of the concussions, but by and large, these efforts have not succeeded. The marketplace offers “sneakers” for horses, which fail to provide the necessary traction for every day use, as well as plastic shoes and rubberized shoes, both of which lack any appreciable durability.

Initially, Gary Kouletas approached the problem by bonding rubber to the shoe. This method was unsuccessful because the available bonding agents were unable to secure the rubber to the shoe for any extended period of time, and the fact that the rubber did not wear well. Mr. Kouletas then developed a urethane compound that was durable enough to withstand the constant pounding over an extended period of time and had a shock absorbency quality which eased the concussive forces on the horses’ hooves. The final piece to the puzzle was finding a bonding agent that would effectively bond the urethane and the shoe into a single long wearing entity. After testing numerous commercially available adhesives and glues, Mr. Kouletas developed a proprietary bonding agent that achieved the Company’s goals.

The Hybred Horseshoe’s design features contain side clips which act to further secure the shoe to the hoof, nail holes with a recess in the shoe, thus making it easier to remove the shoe at any time and a toe plate for longer wear. The shoe’s compatible design features allow the farrier to use traditional shoeing methods.

Unlike rubber, urethane’s longevity is equal to the standard steel horseshoe and outlasts an aluminum horseshoe.

The Hybred Horseshoe is expected to retail between $22 and $25 per pair. The average non-therapeutic aluminum shoe retails between $10 and $20. The therapeutic shoe market has a range of $20 to $120 per pair.

The Company has filed for a patent for the Hybred Horseshoe in January 2007. During the past two years approximately 1,000 hours were spent researching and developing the Hybred Horseshoe. No known governmental approval is expected for the Hybred Horseshoe and no known governmental regulation is expected to impact the Hybred Horseshoe at this time.

Currently the Company has 2 employees working full time for the Company and 4 employees working part time for the Company, which constitute the employees of the Company, exclusive of consultants.

Currently the Company is not obligated to file reports pursuant to section 12 of the Securities Act. Regardless, the Company will make best efforts to file all periodic reports pursuant to §12 of the Securities Act.

Item 2 – Management’s Discussion and Analysis or Plan of Operation.

It is estimated that there are approximately 9,000,000 horses in the United States. The average shoeing will last approximately one month. Thus, the total shoe market in the United States is estimated at 432,000,000 shoes per annum. The overall retail average for a pair of shoes is around $15.00. Based on the foregoing, the horseshoe industry, exclusive of any labor and tooling is approximately 3.2 billion dollars. The equine industry as a whole, is approximately 39 billion dollars according to a study published in 2005 by Deloitte Consulting LLP for the American Horse Council Foundation. 4.6 million people are engaged in the industry as horse owners, service providers, employees and volunteers. Tens of millions are spectators in one form or another.

The study showed that the industry directly produces goods and services of 38.8 billion dollars, with a total impact of $101.5 billion on the U.S. Gross Domestic Product. The breakdown among the various components of the equine industry shows that recreation is the leader with a total of 31.9 billion dollars, followed by showing with 28.7 billion dollars and racing at 26.1 billion dollars, exclusive of wagering. All other components total 14.6 billion dollars.

There are more than 52,000,000 million horses outside the United States, thus representing a potential market of an additional 18.7 billion dollars.

The domestic horseshoe market is dominated by five (5) companies: Thoro’bred, Victory Racing Plate Company, St. Croix Forge, Diamond Horseshoes and Kerckhaert Horseshoe. These companies combine for approximately 75% of all horseshoes sold in the United States. Each of them offers steel and aluminum shoes, as well as therapeutic shoes. The therapeutic sales represent less than 5 % of the major companies’ sales.

There are a number of companies that are vying for a place in the therapeutic arena. Among these companies are: Smoothwalker, whose shoe is encapsulated in rubber, requires special tools for shaping and doesn’t wear very well; Easywalker, which offers a plastic shoe that doesn’t provide the necessary absorbency to reduce the concussive force to the hooves; Ollov, whose shoe is completely encapsulated in rubber, is bulky and difficult to shape; and the Stealthshoe produced by Surfacing International, which has a tendency to fall apart as a consequence of inadequate bonding.

The therapeutic horseshoe market represents less than 15% of the total horseshoe market. The major players in the industry have not focused their efforts in that direction, and to date have offered the therapeutic shoe as an accommodation to its customers. The therapeutic shoe market is estimated at approximately $450,000,000 in annual sales.

The following table sets forth a sampling of the retail pricing of therapeutic horseshoes presently being marketed in the United States:

Grand Circuit Aluminum Shoes	$65.00 per pair
Smoothwalker	$25.00 per pair
Easywalker	$28.00 per pair
Stealthshoe	$30.00 per pair*
Hybred Horseshoe	$25.00 per pair

———————

*Not on market as of yet. The price is an estimate.

MARKETING STRATEGY

The Company's target market consists of 9,000,000 horses in the U.S. and over 52,000,000 around the world. The Hybred Horseshoe will be marketed primarily through established dealer networks throughout the world. In addition, the Company's team of experts will be using and promoting the shoe locally and internationally through Clinics and "word of mouth" exposure. The Hybred Horseshoe will be in virtually every retail outlet that sells horseshoes and will be featured at all farrier conventions and hoof care summits.

With the help of Thoro’bred, Inc., The Hybred Horseshoe will be distributed through an extensive and established dealer network. This network has been developed over 50 years of hard work, quality products and customer satisfaction. In order to keep product interest strong each farrier supply store in the Thoro’bred network will be given a promotional "gift box." This box will contain sample horseshoes along with promotional materials such as, brochures, t-shirts and hats.

The Company has enlisted four of the top industry professionals to aid it in its marketing campaign. These individuals include Ian McKinlay, the leading authority in hoof lameness, Doyle Blagg, a fourth generation farrier with over 50 years experience, Alan Donell (DVM), U.S. veterinarian for the World Equestrian Games, where the US won the gold, and Mike Wildenstein, inductee into the Farrier Hall of Fame and Cornell University Professor. Our team of experts has a combined 100 years of experience. These industry professionals will be representing The Hybred Horseshoe at hoof care summits, farrier conventions and dealer shows throughout the world. Educating the consumer is the single most important key to our success. Having booths manned by the best in the industry, which are our celebrity spokespeople, gives the consumer the "face to face" communication to help better understand not only the product but hoof related ailments. Each of the abovementioned experts has endorsed the Hybred Horseshoe.

Internet sales will also be an important part of the Company's marketing strategy. The Company intends to develop an internet page that horse owners, farriers, veterinarians, trainers and riders can visit not only to purchase the product but also educate themselves on the health of their horses.

As an essential aspect of the Company’s marketing campaign, the Company will launch its website and offer its Hybred Horseshoe over the Internet. The Company will offer its Hybred Horseshoes over the Internet at prices somewhat above the retail price so that the company’s Internet sales will not be detrimental to the Company’s distributors. The website will provide a vehicle for horse owners to become better educated with their horses’ anatomy through its "ASK THE VET" section; an interactive program where a customer poses a question and the Company responds directly.

The Company will also be selling the Hybred Horseshoe throughout the U.S. at horse shows, competitions and conventions. The Company plans on employing a sales and marketing team that can travel to these shows and conventions as well as a sales and marketing person to visit larger farrier supply shops throughout the U.S. and beginning in 2009, throughout the world.

The Company has also combined marketing efforts with Thoro’bred, Inc., the largest horseshoe manufacturer in the world, to promote the Hybred Horseshoe in the leading trade magazines, such as Hoof Care and Lameness, The American Farrier's Journal and The Horse.

The Company intends to launch a full scale marketing effort in Europe in 2008, and in Asia, the following year. The Company intends to hire a full time sales force in conjunction therewith. The Company does not anticipate significant results from its international efforts until late 2010.

The Company has minimal working capital and it will be necessary for the Company to raise working capital to effectuate the business plan. No guarantees can be made that the Company will be successful in raising the necessary working capital.

No off balance sheet agreements exist aside from a non-definitive gentleman’s agreement on exchanging derivatives for product placement and marketing, as mentioned earlier, the terms of which are subject to negotiation and the contemplated agreement may or may not come to fruition.

Item 4 – Security ownership of certain Beneficial Owners and Management

Security Holder of more them 5%

Title of Class	Name and address of Beneficial Owner	Amount and nature of beneficial owner	Percent of class
Common	Zahir Eljahouari	20,000,000, D	16.67%
Common	Gary Kouletas	63,598,443, D	52.998%
Common	Martin Honig	8,951,557, D	7.459%

D = Direct

Security ownership of Management

Title of Class	Name and address of Beneficial Owner	Amount and nature of beneficial owner	Percent of class
Common	Gary Kouletas	63,598,443, D	52.998%
Common	Martin Honig	8,951,557, D	7.459%

D = Direct

Item 5 – Directors and Executive Officers, Promoters, and Control Persons

Position	Name	Age	Term	Other Directorships	Key Employee
CEO	Gary Kouletas	32	Appointed by Board	No	Yes
Director	Gary Kouletas	32	To be voted at the next shareholder meeting	No	Yes
Director	Martin Honig	66	To be voted at the next shareholder meeting	No	No
Control	Zahir Eljahourai	32	N/A	No	No

Abstract of business experience for the past five years:

Gary Kouletas, Founder and President

Mr. Kouletas has been engaged in entrepreneurial activities for more than ten years. After attending William Paterson University and Montclair University, he formed a commercial real estate property management company, Kouletas Real Estate. Mr. Kouletas then formed Kouletas Construction Company which acted as a real estate developer and constructed town houses in Southern New Jersey. Following his real estate development career, Mr. Kouletas joined International Surfacing, Inc., a research and development company where he developed the “Stealthshoe”, the forerunner to the Hybred Horseshoe. Mr. Kouletas departed International Surfacing in 2005, organized Hybred International, and has devoted all of his time and effort in developing the Hybred Horseshoe, which was successfully completed in 2006.

Mr. Kouletas serves as the President and Chairman of the Board of Directors of the Company, and has personally funded all of the Company’s expenses throughout its existence.

Martin Honig, Legal Counsel and Secretary

Mr. Honig was a partner in the New York City law firm of Eisenberg Honig Fogler Greenawalt Davis & Ogilvie and their predecessors from 1969 until 1995. His concentrations were in the field of corporate finance and syndications. Presently, he represents a select group of clients and also acts as a corporate consultant. Mr. Honig has served as a director and advisor to numerous corporations throughout his career. Presently Mr. Honig serves on the Boards of Directors of LiveWire Media, Inc. and G3 Resources, Inc.

Mr. Honig is a graduate of Rider University (Bachelor of Arts -English-1963) and Boston University School of Law (Juris Doctor 1966). He served as member of the Rider University Board of Trustees from 1992 through 1998. He acts as Company counsel and Secretary. Mr. Honig has assisted Mr. Kouletas in the formulation of the Company's business model.

Paul Stitzer, Board of Directors

Mr. Stitzer spent the majority of his career in the electronics industry. Mr. Stitzer initially acquired A & M Instrument, Inc. from Loral Corporation. As the chief executive officer and chairman of the Board of Directors, he built A & M into a leading supplier to the U.S. Government of analog meters for the military. A & M was acquired by Hawker Sidley, a British conglomerate, in 1986. Mr. Stitzer thereafter became an officer and director of Voltampere Corporation., a cutting edge power supply company, which was sold to Dynarad Corporation in 1991. Mr. Stitzer is presently residing in Boca Raton, Florida and continues to consult with various companies in the area of corporate finance.

No known family relationship exists between any of the aforementioned persons.

There are no known significant legal proceedings within the past five years that may have a material impact on evaluation of the ability or integrity to report, either appertaining to the Company or the persons depicted above.

Item 6 – Executive Compensation

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards		Payouts
a	b	c	D	e	f	g	h	i
Name and principal position	Year 2007	Salary ($)	Bonus ($)	Other Annual Comp. ($)	Restricted Stock Award(s) ($)	Securities underlying Options/SAR (#)	LTIP Payout ($)	All Other Comp. ($)
CEO, Gary Kouletas	0	0	0	0	0	0	0	0
Director, Martin Honig	0	0	0	0	0	0	0	0

Option/SAR Grants in Last Fiscal Year: Individual Grants

a	b	c	d	e
Name	No. of Sec. Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
CEO, Gary Kouletas	0	0	N/A	N/A
Director, Martin Honig	0	0	N/A	N/A

Aggregated Options/SAR Exercises in last Fiscal Year and FY-End Options/SAR Values

a	b	c	d	e
			No. of Sec. underlying Unexercised Options/SARs at FY-End (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
CEO, Gary Kouletas	0	0	0	0
Director, Martin Honig	0	0	0	0

Long-Term Incentive Plans/Awards in Last Fiscal Year

			Estimated Future Payouts under non-stock price-based Plans
a	b	c	d	e	f
Name	No. of shares, units or other rights (#)	Performance of other period until maturation or payout	Threshold ($ or #)	Target ($ or #)	Maximum ($ or #)
CEO, Gary Kouletas	0	0	N/A	N/A	N/A
Director, Martin Honig	0	0	N/A	N/A	N/A

Item 7 – Certain Relationships and Related Transactions and Director Independence

No Executive Officer or Director, any nominee for election as a Director, security holder of the Company whose beneficial holdings exceed 5%, or any member of the immediate family thereof of adult residing in the same residence (“Affiliate”) had any direct or indirect material personal interest in any transaction or proposed transaction, during the last two years, to which the Company was or is a party to.

Item 8 – Description of Securities

Equity

Class	Voting	Convertibility	Callable	Other
Common	1:1	None	None	None
End

Debt

Class	Voting	Convert.	Callable	Security	Acceleration	Subordination	Maturity	Payout
None	None	None	None	None	None	None	None	None
End

Part II

Item 1 – Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder matters

Courtesy of www.pinksheets.com

There are approximately 47 holders of the common class of securities as of 17 January 2008. No dividends have been issued and none are expected to be issued within the foreseeable future.

Equity Compensation Plan Information

Plan Category	No. of Sec. to be issued upon exercise of outstanding derivatives	Weighted-average exercise price of outstanding derivatives	No. of Sec. remaining available for future issuances under equity compensation plans (excluding sec. reflected in column a)
	a	b	c
Equity compensation Plans approved by holders	None	None	None
Equity compensation plans approved by holders	None	None	None

Item 2 – Legal Proceedings

None

Item 3 – Changes in and Disagreements with Accountants

None

Item 4 – Recent Sales of Unregistered Securities

No securities have been offered for sale, sold, or solicited except the share exchange upon merger.

Item 5 – Indemnification of Directors and Officers

The Company intends to indemnify all Directors and Officers to the fullest extent of the law pursuant to various State laws and the Company’s bylaws.

END FORM 10SB

SECTION 6 - ASSET-BACKED SECURITIES

Item 6.04 Failure to Make a Required Distribution.

None

Item 6.05 Securities Act Updating Disclosure.

None

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

None

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial Statements and Accountants’ Compilation Report — Temporary Time Capital Corp. (a Development Stage Company) from March 25, 2005 (Date of Reincorporation) through December 31, 2007

(b) Pro forma financial information.

(c) Shell company transactions.

(d) Exhibits.

INDEX TO EXHIBITS

Exhibit	Description
A	Plan of Merger
B	Articles of Incorporation and Bylaws
31	CERTIFICATION
32	CERTIFICATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYBRED INTERNATIONAL, INC.

By:
Gary Kouletas, CEO

Date:  May __, 2008

FINANCIAL STATEMENTS
AND
ACCOUNTANTS’ COMPILATION REPORT
TEMPORARY TIME CAPITAL CORP.
(A Development Stage Company)
From March 25, 2005 (date of reincorporation) through December 31, 2007

Notes to Compilation Report

Temporary Time Capital Corp.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As indicated in Note 2, the Company has sustained net operating losses and has no revenue activities. Management’s plans are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. The accompanied financial statements have been prepared internally without audit or other outside review.

TEMPORARY TIME CAPITAL CORP.

535 16TH STREET SUITE 820

DENVER, CO 80202

TEMPORARY TIME CAPITAL CORP

(A Development Stage Company)

Balance Sheets

December 31, 2007

ASSETS
Total assets	$—
LIABILITIES AND STOCKHOLDERS’ EQUITY
Note payable*	$15,000
Total liabilities	15,000
Stockholders’ Equity (Deficit) Preferred stock, no par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, .001 par value 500,000,000 shares authorized 1,125,082 shares issued and outstanding at December 31, 2007	20,390,519
Retained earnings (deficit)	(2000)
Deficit accumulated during development stage	(20,388,519)
Total stockholders’ equity	—
Total liabilities and stockholders’ equity (deficit)	$(15,000)

———————
* Note payable to Paul Enright, Registered Agent for services upon reincorporation of the Company

The accompanying notes to financial statements are an integral part of this statement.

TEMPORARY TIME CAPITAL CORP

(A Development Stage Company)

Statement of Operations

From March 25, 2005(date of reincorporation) through December 31, 2007

REVENUE	$—
EXPENSES:
Management expense	2,000
2,000
Income (loss) from operations	(2,000)
Income (loss) before provision for income taxes	(2,000)
Provision for income tax	—
Net income (loss)	$(2,000)
Net income (loss) per common share	*
(Basic and fully diluted)	$—
Number of common shares outstanding	20,390,519

———————
*Less than $0.01 per share

The accompanying notes to financial statements are an integral part of this statement.

TEMPORARY TIME CAPITAL CORP.
(A Development Stage Company)
Statement of Stockholders’ Equity
From March 25, 2005(date of reincorporation) through December 31, 2007

	Common Stock			Deficit Accumulated During Development Stage	Retained Earnings (Deficit)	Stockholders’ Equity
	Shares	Amount
Balances at December 31, 2007	20,390,519		$2,039	$—	$(53)	$—
Acquisition of treasury share	—		—	—	—	—
Reinsurance of treasury stock at cost	—		—	—	—	—
Compensatory stock issuances (1)	20,000,000		2,000	—	—	2,000
Net Income (loss)	—		—	(1,000)	—	(2,000)
Balances at December 31, 2007	20,390,519	$		$(1,000)	$(253)	$—

———————
(1) Includes 1,000,000 restricted shares issued to Hoss Capital, LLC July 31, 2006 in exchange for a management contract

The accompanying notes to financial statements are an integral part of this statement.

TEMPORARY TIME CAPITAL CORP.

(A Development Stage Company)

Statements of Cash Flows

From March 25, 2005(date of reincorporation) through December 31, 2007

Cash flows from operating activities:
Net income (loss)	$(2,000)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Common stock issued for services	2,000
Net cash provided by operating activities	—
Cash flows from financing activities:
Net increase (decrease) in cash	—
Net increase in cash	—
Cash, beginning of period	—
Cash, end of period	$—
Supplemental disclosure of noncash investing and financing activities:
None
Supplementary disclosure of cash flow information:
Cash paid during period for interest	$—
Cash paid during period for income taxes	$—

The accompanying notes to financial statements are an integral part of this statement.

TEMPORARY TIME CAPITAL CORP.
(A Development Stage Company)
Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies of TEMPORARY TIME CAPITAL CORP., is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.

Organization and Description of Business

The Corporation is currently incorporated in the State of Colorado effective as of December 31, 2007.

The Corporation’s primary business activity is to seek a candidate for merger or acquisition.

Revenue Recognition

Revenues are recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements”. Under SAB 101, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured. The Company does not currently have any revenue activities.

Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Earnings (Loss) Per Share

Earnings (loss) per share of common stock are computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period. Diluted earnings per share are not shown for periods in which the Company incurs a loss because it would be anti-dilutive.

Income Taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes.” The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Other

The Company’s balance sheet date in the accompanying financial statements is as of December 31, 2007.

The Company paid no dividends during the period presented. .

Note 2 - Basis of Presentation – Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has insufficient working capital and has no operations. This fact raises substantial doubt about the Company’s ability to continue as a going concern. Management plans to seek a merger candidate or acquisition to take advantage of its stock trading status.

TEMPORARY TIME CAPITAL CORP.
(A Development Stage Company)
Notes to Financial Statements

Note 3 - Development Stage Company

Based upon the Company's business plan, it is a development stage enterprise. Accordingly, the Company presents its financial statements in conformity with the accounting principles generally accepted in the United States of America that apply in establishing operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date.

Note 4 - Stockholders’ Equity

The Company has 50,000,000 common shares of no par common stock authorized, and as of December 31, 2007 has 20,390,519 shares outstanding. There are no preferred shares authorized.

There were 20,000,000 shares issued in exchange for contractual management services giving the recipient control of the company and thereby becoming a related party.

Note 5 - Related Party Transactions and Stock-based Compensation

As indicated in Note 4, the Company issued 20,000,000 shares of its common stock for services giving the recipient control of the company and thereby becoming a related party.

Note 6 – Income Taxes

The Company has a net operating loss carry forward of $2,000 that will expire in 2025. The Company has provided a valuation allowance for any deferred tax benefit that might result from a possible utilization of a net operating loss deduction. If there is a change in control, the loss carry forward utilization could be severely restricted.